UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2014

MRV COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

20415 Nordhoff Street, Chatsworth, CA 91311
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

Grant of Restricted Stock and Options to Certain Named Executive Officers.

On April 1, 2014, the Board of Directors of MRV Communications, Inc. (the “Company”) approved annual equity grants to certain key employees, including the following grants to Mr. Stehlin and Mr. Garcia.

Name	Title	Number of Options	Number of Shares of Restricted Stock
David Stehlin	Chief Executive Officer	30,000	5,500
Stephen Garcia	Chief Financial Officer	12,000	3,500

The equity grants occurred on April 1, 2014. The shares of restricted stock will vest in full on February 1, 2017 for Mr. Stehlin and Mr. Garcia, subject to the executive’s continuing employment. The stock options have an exercise price equal to the fair market value per share on the option grant date, which was $14.51 per share. The options will vest over three years pro rata in annual installments starting from the first anniversary of the grant date.

In addition, on April 1, 2014, the Board of Directors of the Company approved the following equity grants to Mr. Stehlin and Mr. Garcia in lieu of a cash bonus in connection with the Company meeting certain financial objectives in 2013.

Name	Title	Number of Options	Number of Shares of Restricted Stock
David Stehlin	Chief Executive Officer	8,409	4,205
Stephen Garcia	Chief Financial Officer	4,775	2,388

These equity grants have the same terms and conditions as the grants mentioned above, except that these shares of restricted stock and options vest immediately in the event of the executive’s termination without Cause (as defined in the respective executive’s employment agreement).

The foregoing description of the terms of the restricted stock and stock option grants is not complete and is qualified in its entirety by reference to the Form of Notice of Grant for Restricted Stock Award for executives under the 2007 Omnibus Incentive Plan, as amended and the Form of Notice of Grant of Non-Qualified Stock Option Award for executives under the 2007 Omnibus Incentive Plan, as amended, furnished as exhibits herewith.

Base Salary Increase for Certain Named Executive Officers

On April 1, 2014, the Board of Directors of the Company approved annual base salary increases for Mr. Stehlin and Mr. Garcia. Mr. Stehlin’s annual base salary was increased to $ 360,500 from $350,000, effective January 1, 2014. Mr. Garcia’s annual base salary was increased to $ 272,950 from $ 265,000, effective January 1, 2014.

Item 9.01      Financial Statements and Exhibits.

(d)

Exhibit 10.1
Form of Notice of Grant for Restricted Stock Award for executives under the 2007 Omnibus Incentive Plan, as amended (incorporated by reference from Exhibit 10.1 of the Current Report on Form 8-K filed on April 5, 2013).

Exhibit 10.2
Form of Notice of Grant of Non-Qualified Stock Option Award for executives under the 2007 Omnibus Incentive Plan (incorporated by reference from Exhibit 10.2 of the Current Report on Form 8-K filed on April 5, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 7, 2014

MRV COMMUNICATIONS, INC.

By:
Stephen A. Garcia
Chief Financial Officer